UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 5, 2011


                                XcelMobility Inc.
             (Exact Name of Registrant as Specified in its Charter)

           Nevada                   333-160069                    98-0561888
(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)

    2377 Gold Meadow Way, Suite 100
        Gold River, California                                      95670
(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (916) 526-2662

          Former Name or Former Address, if Changed Since Last Report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On July 5, 2011, XcelMobility Inc., a Nevada corporation (the "Company"), entered into a voluntary share exchange agreement (the "Exchange Agreement") with Shenzhen CC Power Corporation, a company organized under the laws of the People's Republic of China ("CC Power"), CC Mobility Limited, a company organized under the laws of Hong Kong ("CC Mobility") and the shareholders of CC Mobility ("Selling Shareholders").

     Prior to the consummation of the Exchange Transaction (as defined below), the Company is a public reporting "shell company," as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended. Following the Exchange Transaction, the Selling Shareholders will own approximately 50.5% of the Company's issued and outstanding common stock, CC Mobility will become the Company's wholly owned subsidiary, and the Company will control the business and operations of CC Power.

     The Exchange Agreement contains customary representations, warranties, and conditions to closing. The following description of the terms and conditions of the Exchange Agreement and the transactions contemplated thereunder that are material to the Company does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated by reference into this Item 1.01.

     Issuance of Common Stock. At the closing of the transactions contemplated by the Exchange Agreement, the Company will issue shares of its common stock to the Selling Shareholders representing no less than 50.5% of the issued and outstanding common stock of the Company in exchange for 100% of the issued and outstanding capital stock of CC Mobility (the "Exchange Transaction").

     Change in Management. As a condition to closing the Exchange Transaction, Mr. Jaime Brodeth will resign as President, Chief Executive Officer, Chief Financial Officer and Secretary of the Company, but will continue to serve on the Company's Board of Directors, and Mr. Moses Carlo Supera Paez will resign as a Director of the Company. Prior to or upon the closing of the Exchange Transaction, Mr. Renyan Ge and Mr. Ronald Edward Strauss, currently the directors and beneficial shareholders of CC Mobility, will be appointed as members of the Company's Board of Directors, with Mr. Strauss serving as Chairman of the Board of Directors. In addition, Mr. Ronald Strauss will be appointed as the Company's Chief Executive Officer.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.                Exhibit Description
-----------                -------------------

   2.1        Share Exchange Agreement, dated July 5, 2011.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         XcelMobility Inc.,
                                         a Nevada Corporation


Dated: July 5, 2011                      /s/ Jaime Brodeth
                                         ---------------------------------------
                                         Jaime Brodeth
                                         President


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